UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TherapeuticsMD, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 18, 2020.

THERAPEUTICSMD, INC.

THERAPEUTICSMD, INC.
951 YAMATO ROAD, SUITE 220
BOCA RATON, FL 33431

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 20, 2020
Date: June 18, 2020	Time: 8:00 a.m., Local Time

Location*:	Renaissance Boca Raton Hotel
2000 NW 19th Street Boca Raton, Florida 33431

*As part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that the meeting may be held only through remote communication. If a decision is made to forego the physical meeting, a news release will be issued and the information with respect to the logistical details of the meeting, including how stockholders can remotely access, participate in and vote at the meeting, will be posted on our website, www.therapeuticsmd.com, and such information will be filed with the U.S. Securities and Exchange Commission as proxy material, no later than June 8, 2020.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         2019 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors Nominees: 01) Paul M. Bisaro 02) J. Martin Carroll 03) Cooper C. Collins 04) Robert G. Finizio 05) Karen L. Ling	06) Jules A. Musing 07) Gail K. Naughton, Ph.D. 08) Angus C. Russell 09) Tommy G. Thompson

The Board of Directors recommends you vote FOR the following proposal:

2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2019 (say-on-pay);

The Board of Directors recommends you vote FOR the following proposal:

3.	To approve an amendment to the Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 350,000,000 shares to 600,000,000 shares;

The Board of Directors recommends you vote FOR the following proposal:

4.	To approve the TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan;

The Board of Directors recommends you vote FOR the following proposal:

5.	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2020;

and upon such other business as may properly come before the meeting or any adjournment thereof.

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